--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2001


                                   ----------


                                  APERIAN, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                                   0-8164                            74-2971167
        (State or other                      (Commission File Number)                (I.R.S. Employer
jurisdiction of incorporation)                                                    Identification Number)

     1121 East 7th Street
         Austin, Texas                                                                     78702
     (Address of principal                                                              (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (512) 476-6925



--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

         On April 20 and May 4, 2001, Aperian, Inc. issued the attached press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     Press release dated April 20, 2001.

         99.2     Press release dated May 4, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Aperian, Inc.


                                        By:       /s/ Peter E. Lorenzen
                                            ------------------------------------
                                                  Peter E. Lorenzen
                                                  Vice President

May 9, 2001

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99.1                  Press release dated April 20, 2001.

   99.2                  Press release dated May 4, 2001.